REINSTATEMENT AND SECOND AMENDMENT
                   TO AGREEMENT OF SALE AND ESCROW AGREEMENT


     THIS REINSTATEMENT AND SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of this 13 day of June, 1996, by and between BALCOR REALTY INVESTORS 86-SERIES I A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust ("Purchaser"), and CHARTER TITLE INSURANCE COMPANY ("Escrow Agent").

                                   RECITALS:

     A. Seller and Purchaser are parties to that certain Agreement of Sale, dated as of May 6, 1996 ("Original Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

     B. Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated as of May 6, 1996 ("Original Escrow Agreement"), pursuant to which Purchaser has deposited funds in escrow to be held by Escrow Agent in accordance with the terms of the Escrow Agreement.

     C. Seller, Purchaser and Escrow Agent are parties to that certain First Amendment to Agreement of Sale and Escrow Agreement dated as of May 31, 1996 ("First Amendment"), pursuant to which certain provisions of the Original Agreement and the Original Escrow Agreement have been amended. the Original Agreement and the Original Escrow Agreement as amended by the First Amendment are referred to herein as the "Agreement" and the "Escrow Agreement", respectively.

     D. Pursuant to the terms of the Agreement and the Escrow Agreement, Purchaser terminated its obligations thereunder pursuant to the respective terms thereof on June 12, 1996.

     E. Seller and Purchaser desire to reinstate the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Notwithstanding that Purchaser has heretofore terminated the Agreement and the Escrow Agreement pursuant to the respective terms thereof (the "Termination"), the parties hereto agree that the Agreement and the Escrow Agreement, are hereby reinstated and reestablished in full force and effect as though the Termination had not occurred; provided, however, that the Agreement and the Escrow Agreement shall be modified and amended as set forth hereinbelow.

2. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

3. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

4. All references in the Agreement to the "Purchase Price" or to the sum "$11,500,000.00" shall hereafter mean and be replaced by the sum
$11,150,000.00.

5. (a) Purchaser acknowledges that, except as set forth in Section 5(b) of this Amendment, Purchaser waives any right afforded Purchaser under Paragraph
7.1 of the Agreement to terminate the Agreement based upon the results of tests, studies, investigation, surveys and information received pursuant to Paragraph 7.1 of the Agreement.

     (b) Notwithstanding the foregoing subsection (a) or the provisions of Paragraph 7.1 of the Agreement, Purchaser and Seller hereby agree that Purchaser shall have until July 1, 1996 (the "Outside Date") to obtain the release (the "Release") from the current holder of the beneficial interest (the "Holder") of a certain Covenant to Grant Easement, dated March 19, 1985, and recorded as Recorder's Fee No. 85012768 in the real property records of Washington County, Oregon (the "Easement") of all right, title, interest and claim that the Holder may have in or with respect to the Easement. In the event that Purchaser is unable to obtain the Release on or before the Outside Date, Purchaser shall have the right to notify Seller and Escrow Agent on or before the Outside Date of its inability to obtain such release (the "Notification"). Upon receipt of the Notification, (i) the Agreement and the Escrow Agreement shall thereafter terminate, (ii) all Earnest Money theretofore deposited by Purchaser with Escrow Agent, including all interest earned thereupon shall immediately be returned to Purchaser and (iii) all obligations of the Purchaser and Seller under the Agreement and the Escrow Agreement shall terminate, with the exception of such obligations that by the terms of Paragraph 7.1 of the Agreement are therein stated to survive a termination pursuant to such Paragraph.

6. Paragraph 8 of the Agreement is hereby amended to read in its entirety as follows:

     "The closing of this transaction (the "Closing") shall be on the date (the "Closing Date") that is seven (7) business days after Purchaser shall have obtained a release (the "Release") (and provided to Seller) from the current holder of the beneficial interest (the "Holder") of a certain Covenant to Grant Easement, dated March 19, 1985, and recorded as Recorder's Fee No. 85012768 in the real property records of Washington County, Oregon (the "Easement") of all right, title, interest and claim that the Holder may have in or with respect to the Easement, provided, however, that the Closing Date shall not be later than July 10, 1996. The Closing shall be at the office of Title Insurer, in Portland Oregon, at which time Seller shall deliver possession of the Property to Purchaser, provided, however, that so long as Purchaser is not in default hereunder, Purchaser shall have two (2) options to extend the Closing Date for purposes of a 1031 Exchange (see Paragraph 18) to July 17, 1996 and August 16, 1996, respectively, by (a) giving written notice to Seller of the exercise of the applicable option to extend no later than five (5) business days prior to the then applicable Closing Date (as the same may have been extended) and (b) depositing in each instance at least five (5) business days prior to the then applicable Closing Date (as the same may have been extended) an amount equal to Twenty-Five Thousand and No/100 Dollars with the Title Insurer, which sum(s) shall be part of and included in the definition of "Earnest Money" and shall be governed by the terms of the Escrow Agreement. This transaction shall be closed through an escrow with Title Insurer, in accordance with the general provisions of the usual and customary form of deed and money escrow for similar transactions in Oregon, provided, however, that in any instance, the sale proceeds shall not be disbursed from such escrow unless and until the Title Insurer shall be unconditionally committed to issuing the Title Policy. All closing and escrow fees shall be divided equally between the parties hereto."

7. (a) Paragraph 2 of the Escrow Agreement is hereby amended and restated to read in its entirety as follows:

     "On or before July 1, 1996 Purchaser may deliver to Escrow Agent a notice in the form of Schedule 1 attached hereto that Purchaser has elected to terminate the Agreement pursuant to the terms of that certain Second Amendment to Agreement of Sale and Escrow Agreement dated as of June 13, 1996 (the "Due Diligence Termination Notice"). In the event that Purchaser shall deliver to Escrow Agent the Due Diligence Termination Notice on or before July 1, 1996, Escrow Agent shall promptly deliver to Purchaser the Earnest Money, together with all interest earned thereon, and thereafter this Escrow Agreement shall be null and void."

     (b) Paragraph 3 of the Escrow Agreement is hereby amended and restated to read in its entirety as follows:

     "The Closing Date shall be the date established pursuant to Paragraph 8 of the Agreement. Unless terminated pursuant to Paragraph 2 above, on the Closing Date, or at such other date as Seller and Purchaser may, in writing, advise Escrow Agent, Escrow Agent shall deliver all funds then held in the escrow to Seller. However, if Purchaser has delivered an Affidavit of Seller's Default to Escrow Agent, on or before the Closing Date, in substantially the form of
Schedule 2, subscribed and sworn to by Purchaser, specifying in detail the default or defaults of Seller, then Escrow Agent shall not deliver the funds to Seller, but shall continue to hold the funds until advised in writing by both Seller and purchaser or until directed by judicial order to disburse the funds."

8. The Purchaser hereby directs the Escrow Agent that the funds together with interest thereon (if any) that were (i) heretofore deposited with Escrow Agent by Purchaser and (ii) subsequently directed to be returned to Purchaser pursuant to the Termination, shall be held as, and shall constitute, the Earnest Money, as provided in the Agreement and the Escrow Agreement.

9. This Amendment may be executed by facsimile and in counterparts, each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument.

                          [EXECUTION PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                              PURCHASER:

                              SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust

                              By:  /s/ Anthony R. Arnest
                                   ------------------------------------
                              Name:    Anthony R. Arnest
                                   ------------------------------------
                              Its:     Vice President
                                   ------------------------------------


                              SELLER:

                              BALCOR REALTY INVESTORS 86 SERIES I A REAL
                              ESTATE LIMITED PARTNERSHIP, an Illinois
                              limited partnership

                              By: Balcor Partners-XIX, an Illinois general partnership, its general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner

                                        By:  /s/ Phillip Schechter
                                             ---------------------------------
                                        Name:    Phillip Schechter
                                             ---------------------------------
                                        Its:     Authorized Agent
                                             ---------------------------------


                              ESCROW AGENT:

                              CHARTER TITLE INSURANCE COMPANY

                              By:
                                   -------------------------------------
                              Name:
                                   -------------------------------------
                              Its:
                                   -------------------------------------